SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      November 12, 2002
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                             SOUTHERN POWER COMPANY
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                      (Exact name of registrant as specified in its charter)


       Delaware                  333-98553                 58-2598670
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(State or other jurisdiction    (Commission                (IRS Employer
     of incorporation)          File Number)             Identification No.)


270 Peachtree Street, N.W., Atlanta, Georgia                       30303
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code       (404)   506-5000
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 9.    Regulation FD Disclosure.


           The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this report and in such exhibits shall not be deemed to be incorporated by reference into the filings of Southern Power Company ("Southern Power") under the Securities Act of 1933, as amended.

           On November 12, 2002, the Chief Executive Officer and the Chief Financial Officer of Southern Power each furnished to the Securities and Exchange Commission personal certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibits 99.01 and 99.02 to this Current Report.

Exhibit 99.01 Certification of Chief Executive Officer of Southern Power, dated November 12, 2002, pursuant to 18 U.S.C.
                Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.02 Certification of Chief Financial Officer of Southern Power, dated November 12, 2002, pursuant to 18 U.S.C.
                Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:     November 13, 2002             SOUTHERN POWER COMPANY



                                        By /s/Wayne Boston
                                           Wayne Boston
                                           Assistant Secretary